UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 21, 2007

                                -----------------

                                 DRI Corporation
             (Exact Name of Registrant as Specified in Its Charter)



          North Carolina             1-13408                56-1362926
  (State or Other Jurisdiction     (Commission            (IRS Employer
        of Incorporation)          File Number)         Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code    (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01.   Regulation FD Disclosure

On August 21, 2007, DRI Corporation announced that David L. Turney, the Company's Chairman, President and Chief Executive Officer, participated in a presentation and interview during the RedChip Small-Cap Investor Conference held Aug. 16-17, 2007, at the Waldorf Astoria Hotel in New York.

In the same press release, the Company also mentioned the continued playback availability of its second quarter 2007 conference call and webcast.

In the same press release, the Company also mentioned its planned participation in upcoming financial conferences.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.   Financial Statements and Exhibits

(a)   Exhibits.
      99.1   Press release dated August 21, 2007.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DRI CORPORATION

Date: August 21, 2007          By:  /s/ STEPHEN P. SLAY
                                  ----------------------------------------------
                                    Stephen P. Slay
                                    Vice President, Chief Financial Officer,
                                    Secretary and Treasurer

INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

   99.1    Press release dated August 21, 2007.